SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 25, 2005

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor under a Pooling and Servicing Agreement
dated as of February 1, 2005
providing for the issuance of

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
WMALT SERIES 2005-1
(Exact name of Registrant as specified in its charter)

Delaware	333-103345-59	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

SECTION 8.  OTHER EVENTS

ITEM 8.01 Other Events

     This Current Report on Form 8-K relates to the distribution report furnished to certificate holders in connection with the March 2005 distribution.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-1 Monthly Distribution Report for March 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: March 29, 2005	By:	/s/ Tammy Spriggs Tammy Spriggs First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-1 Monthly Distribution Report for March 2005